SUPPLEMENT DATED AUGUST 22, 2002

TO PROSPECTUS DATED JULY 23, 2002 FOR

KEMPER INVESTORS LIFE INSURANCE COMPANY

INDIVIDUAL AND GROUP FLEXIBLE PREMIUM MODIFIED GUARANTEED, FIXED AND VARIABLE

DEFERRED ANNUITY CONTRACTS

Issued By

KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

and

KEMPER INVESTORS LIFE INSURANCE COMPANY

This Supplement amends certain information contained in the Scudder ZS4 Variable Annuity prospectus to describe changes to the Optional Enhanced Death Benefit Riders. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The text appearing on pages 29 through 31 of the Prospectus beginning with the heading "Optional Enhanced Death Benefit Riders" and ending after the first paragraph on page 31 is hereby deleted and replaced with the following:

"Optional Enhanced Death Benefit Riders

There are two Optional Enhanced Death Benefit ("OEDB") riders available under the Contract, the Annual Step-Up Option and the Annual Step-Up With 5% Roll-Up Option. We may discontinue the offering of the OEDB riders at any time. The OEDB riders may not be available in all states.

The investment options under the Contract are categorized as "Class 1 Accumulation Options" or "Class 2 Accumulation Options" solely for purposes of calculating the benefits and charges attributable to the OEDB. The Class 1 Accumulation Options are the Fixed Account, the Guarantee Periods and the Money Market Subaccounts. All other options are Class 2 Accumulation Options.

You may elect an OEDB rider only on the initial Contract application. You cannot elect an OEDB rider after the date we issue the Contract.

If you elect an OEDB rider, the death benefit will be based on the option you selected.

Annual Step-Up Option

The Annual Step-Up Option may be elected only if the oldest Owner is age 80 or younger at the time of issue. The current charge for the Annual Step-Up Option is 0.20% of applicable Contract Value (See "Contract Charges and Expenses").

If you elect the Annual Step-Up Option, the death benefit will be equal to the greatest of the following, less Debt:

(1) Contract Value plus any positive Market Value Adjustment;

(2) the total amount of Purchase Payments less previous Purchase Payments withdrawn and withdrawal charges as of the date of death; and

(3) the Step-Up death benefit, described below.

Annual Step-Up With 5% Roll-Up Option

The Annual Step-Up With 5% Roll-Up Option may be elected only if the oldest Owner is age 75 or younger at the time of issue. The current charge for the Annual Step-Up With 5% Roll-Up Option is 0.35% of applicable Contract Value (See "Contract Charges and Expenses").

If you elect the Annual Step-Up With 5% Roll-Up Option, the death benefit will be equal to the greatest of the following, less Debt:

(1) Contract Value plus any positive Market Value Adjustment;

(2) the total amount of Purchase Payments less previous Purchase Payments withdrawn and withdrawal charges as of the date of death;

(3) the Step-Up death benefit, described below; and

(4) the Roll-Up death benefit, described below.

The Step-Up death benefit for the Contract is equal to the greatest of:

    the Contract Value on each Contract Anniversary preceding the earlier of the 81st birthday of the oldest Owner or date of death,

    increased by Purchase Payments made since such Contract Anniversary, and decreased by any adjustments for withdrawals and withdrawal charges since such Contract Anniversary.

The Roll-Up death benefit is equal to:

    the total amount of Purchase Payments,

    accumulated at 5.00% per year (not to exceed two times the value of Purchase Payments that have not been previously withdrawn), to the earlier of the 80th birthday of the oldest Owner or the date of death, minus any adjustment for withdrawals and withdrawal charges,

    increased by Purchase Payments made from the 80th birthday of the oldest Owner to the date of death,

    decreased by any adjustment for withdrawals and withdrawal charges from the 80th birthday of the oldest Owner to the date of death; and

    adjusted for allocations to Class 1 Accumulation Options, described below.

Adjustments for Withdrawals and Withdrawal Charges

Withdrawals and withdrawal charges will reduce the Step-Up and Roll-Up death benefits on a pro rata basis. (See "Withdrawals During the Accumulation Period.") The adjustment for a withdrawal is equal to the value of the death benefit immediately prior to the withdrawal multiplied by (a) divided by (b) where:

(a) is the withdrawal plus any withdrawal charges, and

(b) is the Contract Value, prior to the withdrawal.

Adjustments for Allocations to Class 1 Accumulation Options

Certain investment options under the Contract are designated "Class 1 Accumulation Options". Currently, the Class 1 Accumulation Options are the Fixed Account, the Guarantee Periods and the Money Market Subaccounts. We may add or delete Class 1 Accumulation Options. All other investment options are "Class 2 Accumulation Options".

If you have allocated any portion of your Cash Value to a Class 1 Accumulation Option at any time, it will affect the amount of your death benefit as follows:

(1) For purposes of calculating the Roll-Up death benefit, Purchase Payments allocated to the Class 1 Accumulation Options are not accumulated at 5.00% interest. In general, the Roll-Up death benefit will be less if you allocate amounts to Class 1 Accumulation Options than it will be if you allocate to Class 2 Accumulation Options.

(2) For the Roll-Up death benefit, the amount of Purchase Payments allocated to Class 1 Accumulation Options, adjusted for prior transfers and withdrawals and withdrawal charges, will be added to the Roll-Up death benefit after it is otherwise determined for Class 2 Accumulation Options.

(3) If transfers are made between Class 1 and Class 2 Accumulation Options, a proportional adjustment will be made to the Roll-Up death benefit attributable to each class to reflect the period of time that allocations were held in the respective classes.

The above information regarding the OEDB is a summary of the provisions contained in the rider to your Contract that will be issued if you elect an OEDB. You should consult the rider for additional details. The provisions of the rider are controlling."

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This Supplement is applicable to Scudder ZS4 Variable Annuity contracts purchased on or after the date of this Supplement, and is subject to the availability of the Optional Enhanced Death Benefit Riders in your state. Please consult with your financial representative regarding the availability of the Optional Enhanced Death Benefit Riders in your state.